UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 3, 2007
                                                   ----------------


                         COACTIVE MARKETING GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  0-20394                   06-1340408
----------------------------       ------------          ----------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number)          Identification Number)


                  75 Ninth Avenue, New York, New York     10011
               ---------------------------------------------------
               (Address of principal executive office)  (Zip Code)


       Registrant's telephone number, including area code: (212) 660-3800
                                                           --------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On December 3, 2007, the Board of Directors of CoActive Marketing Group, Inc. (the "Company"), adopted resolutions approving amendments to Sections 5.1(a) and 5.3 of the Company's by-laws to allow for the issuance of uncertificated shares of the Company's capital stock. The Company adopted these amendments to comply with new rules adopted by NASDAQ that require listed companies to be eligible for the Direct Registration System ("DRS") by January 1, 2008. The DRS permits a stockholder's ownership to be recorded and maintained on the books of an issuer or its transfer agent without issuance of a physical stock certificate. Prior to these amendment, the Company was required to issue stock certificates.

         The foregoing description of the amendments to the Company's By-laws is qualified in its entirety by reference to the full text of the amended By-Laws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

     Exhibit 3.1  Amended and Restated By-Laws of CoActive Marketing Group, Inc.



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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 4, 2007

                                       COACTIVE MARKETING GROUP, INC.


                                       By: /s/ Fred Kaseff
                                           --------------------------------
                                           Fred Kaseff,
                                           Chief Financial Officer


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

                                  EXHIBIT INDEX

No.               Description

Exhibit 3.1       Amended and Restated By-Laws of CoActive Marketing Group, Inc.





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